UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

Great Elm Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 PGA Boulevard, Suite 603 Palm Beach Gardens, FL		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.25% Notes due 2027	GEGGL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 11, 2024, the Audit Committee of Great Elm Group, Inc.’s (“GEG”) Board of Directors dismissed Grant Thornton LLP (“Grant Thornton”) as GEG’s independent registered public accounting firm, effective September 11, 2024. On September 11, 2024, the Audit Committee also approved the appointment of Deloitte & Touche LLP (“Deloitte”) as GEG’s independent registered public accounting firm to perform independent audit services for the fiscal year ending June 30, 2025.

Grant Thornton’s audit reports for the fiscal years ended June 30, 2024 and 2023 on GEG’s consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal years ended June 30, 2024 and 2023 and the subsequent interim period through September 16, 2024 there were no (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between GEG and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

GEG provided Grant Thornton with a copy of the disclosure set forth in this Item 4.01 and requested that Grant Thornton furnish GEG with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made herein, and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1 to this report.

During the fiscal years ended June 30, 2024 and 2023 and the subsequent interim period through September 16, 2024, none of GEG or anyone on its behalf consulted Deloitte regarding either:

•
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to GEG’s consolidated financial statements in connection with which either a written report or oral advice was provided to GEG that Deloitte concluded was an important factor considered by GEG in reaching a decision as to the accounting, auditing or financial reporting issue; or
•
any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP, dated September 16, 2024
104	The cover page from this Current Report on Form 8-K, formatted as inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM GROUP, INC.

Date: September 16, 2024	/s/ Keri A. Davis
By: Keri A. Davis
Title: Chief Financial Officer